Exhibit 10.3


                              CERTIFICATE OF TRUST
                      Office of the Secretary of the State
     30 Trinity Street/P.O. Box 150470/Hartford, CT 06115-0470/Rev. 10/1/97

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                            Space for Office Use Only

                                      FILING #0002210619 PG 01 OF 01 VOL B-00389
                                         FILED 01/29/2001 04:00 PM PAGE 00352
                                                SECRETARY OF THE STATE
                                          CONNECTICUT SECRETARY OF THE STATE
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1.       NAME OF STATUTORY TRUST:
Bremer Statutory Trust I

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2.       ADDRESS OF THE STATUTORY TRUST'S PRINCIPAL OFFICE:
c/o State Street Bank and Trust Company of Connecticut, National Association 225 Asylum Street, Goodwin Square
Hartford, Connecticut 06103
Attn: Corporate Trust Department
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3.       APPOINTMENT OF STATUTORY AGENT

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                Name of Agent                        Business Address

               Sheree Mailhot             State Street Bank and Trust Company of
                                            Connecticut, National Association
                                            225 Asylum Street, Goodwin Square

                                               Hartford, Connecticut 06103

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                                                     Residence Address

                                                     30 Carleton Place
                                                 Bristol, Connecticut 06010


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                            Acceptance of appointment

                               /s/ Sheree Mailhot
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                       Signature of Agent - Sheree Mailhot

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                          4. EXECUTION BY ALL TRUSTEES

                      Dated this 29th day of January, 2001

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   TYPE OR PRINT NAMES OF SIGNING TRUSTEES                 SIGNATURES
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     State Street Bank and Trust Company
    of Connecticut, National Association,             By: Sheree Mailhot
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                   Trustee                           Title: Vice President
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